SECURITIES AND EXCHANGE COMMISSION

                        Washington, D.C. 20549


                               FORM 8-K


                            CURRENT REPORT


                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934.



           Date of Report (Date of Earliest event reported):
                           November 4, 1996


                       U.S. WIRELESS CORPORATION
        (Exact name of registrant as specified in its charter)

Delaware               0-24742                13-3704059
State of               Commission File        IRS Employer
Incorporation          Number.                Identification No.


                           2694 Bishop Drive
                      San Ramon California 94583
                Address of principal executive offices

   Registrant's telephone number, including area code (510) 830-8801


                          American Toys, Inc.
                         448 West 16th Street
                       New York, New York 10011
     (Former name or former address, if changed since last report)

ITEM 4.         CHANGES IN THE REGISTRANT'S
                CERTIFYING ACCOUNTANT.

        On August 15, 1996, the board of directors of the Registrant authorized the Registrant's executive officers to interview and engage a new auditing firm for the Registrant. This resolution was enacted in order for the Registrant to have its auditors in closer proximity to its executive offices. On October 24, 1996 the Registrant dismissed Scarano & Lipton, P.C. as its auditors.

        The change in accountants was not due to any discrepancies or disagreements between the Company and Scarano & Lipton, P.C. on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

        The former accountants' reports on the Registrant's financial statements for the years ended March 31, 1995 and 1996 did not contain any adverse opinions, disclaimer of opinion, nor were they qualified or modified as to uncertainty, audit scope or accounting principles. There was a change in the method of accounting of its minority interest in Play Co. Toys & Entertainment Corp., to a more generally accepted method of accounting as disclosed in footnote 5 of the financial statements included in the Form 10-QSB quarterly report for the Registrant for the three months ended June 30, 1996, the Registrant's audited financial statements for the year ended March 31, 1995 may be required to be amended.

        As required by Item 304 (a)(3) of Regulation S-B promulgated under the Securities Act of 1933, as amended, Scarano & Lipton, P.C. has furnished to the Registrant a letter addressed to the Securities and Exchange Commission stating that such firm agrees with the statements made by the Registrant herein. A copy of such letter is attached to this form as an exhibit.

                       U.S. WIRELESS CORPORATION
                               FORM 8-K
                               EXHIBITS




16.01.   Letter pursuant to Item 304 (a)(3) of Regulation S-B.

                              SIGNATURES



        Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized this 5th day of November, 1996.





                            U.S. WIRELESS CORPORATION



                      By:    /s/ Dr. Oliver Hilsenrath
                             Dr. Oliver Hilsenrath
                             Chief Executive Officer

                 Exhibit 16

Securities and Exchange Commission
Washington, D.C. 20549

Gentlemen:

We were previously the principal accountants for U.S. Wireless Corporation (formerly American Toys, Inc.) (the "Registrant"), and on July 12, 1996 we reported on the consolidated financial statements of the Company as of and for the two years ended
March 31, 1996. On October 24, 1996 we were dismissed as principal accountants of the Company. We have read the Registrant's statements included under Item 4 of its Form 8-K for November 5, 1996 and we agree with such statements.

Very truly yours,



Scarano & Lipton, P.C.
Mitchel Field, New York
November 5, 1996